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                                                                   EXHIBIT 4-B
                                                                   -----------



                            CERTIFICATE OF TRUST OF
                         PACIFIC TELESIS FINANCING II


     This Certificate of Trust of Pacific Telesis Financing II (the "Trust"), dated October 16, 1995, is being duly executed and filed by the undersigned as trustees, to form a business trust under the Delaware Business Trust Act
(12 Del. C. Sections 3801 et seq.) (the "Business Trust Act").


     1.   The  name   of   the  business   trust   being  formed   hereby   is
          Pacific Telesis Financing II.


     2. The name and business address of the trustee of the Trust meeting the requirements of Section 3807 of the Business Trust Act is Michael J. Majchrzak, FCC National Bank, 300 King Street, Wilmington, Delaware 19802.


     3. This Certificate of Trust shall be effective as of the date of its filing.



     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.




                              /s/ Roomy F. Balaporia
                              ------------------------------
                              Roomy F. Balaporia, as Trustee



                              /s/ Miles H. Mochizuki
                              ------------------------------
                              Miles H. Mochizuki, as Trustee



                              /s/ Marie B. Washington
                              -------------------------------
                              Marie B. Washington, as Trustee



                              /s/ Michael J. Majchrzak
                              -----------------------------------------
                              Michael J. Majchrzak, as Delaware Trustee



                              The First National Bank of Chicago, as
                                   Property Trustee



                              By: /s/ R. D. Manella
                                 ------------------

                              Name: R. D. Manella
                              Title: Vice President